1 West Pharmaceutical Services, Inc. Investor Presentation January 14-15, 2015

2 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about expected financial results for 2014 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with generally accepted accounting principles (“GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Trademarks West and the diamond logo and By your side for a healthier world™, NovaPure®, EnvisionTM, Westar®, ConfiDose®, SelfDose®, and NovaGuard® are trademarks or registered trademark of West Pharmaceutical Services, Inc., in the United States and other jurisdictions. SmartDose® is a registered trademark of Medimop Medical Projects Ltd., a subsidiary of West Pharmaceutical Services, Inc. Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd. Daikyo Crystal Zenith® technology is licensed from Daikyo Seiko, Ltd. érisTM is a trademark of Tech Group Europe Limited. The éris safety syringe system is not available for sale in the United States and its territories. Safe Harbor Statement

3 Today’s Presentation West: Long- Established Partner Leading Packaging Systems Franchise Advancing Delivery Systems Businesses Strong Financial Position Positioned for Future Growth

4 90 YEARS OF HISTORY INNOVATION MARKET LEADING SOLUTIONS Why West?

5 Initiated strategic transformation in 2001 to become a leading global supplier of value-added pharmaceutical packaging systems and components 2013 $1.37 B CAGR is the compound annual growth rate based on reported sales, excluding discontinued operations Acquisitions of businesses and technologies -- Delivery Systems The West Transition ‘05 Tech Group & Medimop ‘06 ‘08 ‘11 ‘12 ‘07 Began Eur/Asia expansion ConfiDose® IP ‘09 éris™ IP China plastics plant completed ‘10 SmartDose® IP Global Quality Initiative Self Dose® IP NovaGuard™ IP Expansions and key initiatives -- Packaging Systems 2001 $376.4 M* China rubber plant completed ‘13 ‘14 Announcement of new plant in Waterford India metal plant completed HealthPrize Collaboration Consolidated Sales - CAGR 11.4%

6 PHARMACEUTICAL / BIOTECHNOLOGY GENERIC MEDICAL DEVICE INDUSTRY-LEADING MARKET SHARES IN EUROPE AND NORTH AMERICA We Are Proud To Serve Our Customers

7 Business Segments 2013 Revenues (millions) Consolidated $1,368 Packaging Systems $996 Delivery Systems $374  Primary packaging components for liquid and lyophilized Rx: • Vials • Prefillable syringes • Cartridges • IV containers  Secondary packaging components  Elastomers for single-use syringes, IV sets and other disposables  Analytical labs  Contract manufacturing for: • Rx injection systems • Diagnostics, medical/surgical • Consumer  Proprietary products: • Drug reconstitution and fluid transfer • Needle safety • Daikyo Crystal Zenith® products • Drug administration devices

8 Packaging Systems  Sales 6.7% CAGR over past 5 years (through 2013)  High-value products 11.3% CAGR over past 5 years • FluroTec ® coatings • NovaPure® components • Envision™ inspection • Westar ® processing • Daikyo RS and RU products

9 Delivery Systems  Sales CAGR of 5.0% over past 5 years (through 2013)  Proprietary products grew in excess of 20% per annum over past 5 years • Daikyo Crystal Zenith® vials and syringes • SmartDose® electronic wearable bolus injector • Mix2Vial administration device • érisTM safety system  Tech Group

10 Contract Manufacturing

11 West and Daikyo components The Top 50 pharma and biotech companies in the world rely on The top 35 injectable biologics rely on West and Daikyo components > 130 million needle safety systems annually > 100 million components and assemblies for pens and auto-injectors annually A Trusted Partner

12 Competitive Advantages Packaging Systems Delivery Systems  “Designed-in” primary packaging barrier to entry  Strong IP base: materials/process/ manufacturing technology (HVPs)  Global capabilities for global customers  Contract Manufacturing • Engineering and tooling  Established proprietary product sales: • Drug Reconstitution and Administration • Needle Safety • CZ Vials $600 $800 $1,000 2008 2009 2010 2011 2012 2013 Packaging Systems Sales ($M) $200 $300 $400 2008 2009 2010 2011 2012 2013 Delivery Systems Sales ($M)

13 West Delivers on Global Market Drivers Injectables Focused Global Reach Quality Culture Ability to Reduce Costs Delivery Solutions Advanced biologic treatments for chronic diseases Globalization and consolidation Stricter regulatory and compliance standards Value-driven marketplace Differentiation through delivery

14 Injectable Therapies on the Rise Vials Unit Growth CAGR 10-13* Unit Growth Outlook 13- 18** Syringes Cartridges Cartridges 4% 10% 8-10% 4-5% Syringes 5-6% *IMS Institute **Pharma Congress 2014, F. Haefele – BI, March 2014 Vials 3% • Antibiotics • Anti-Diabetics • Cancer • Rare Diseases • Vaccines in Emerging Markets • Diluents • Anti-Diabetics • Anesthetics • Human Growth Hormones • MS Treatments • Anti-Coagulants • MS Treatments • Vaccines • Anti-infectives • Autoimmune • Emergency Treatment • Cancer • Pain Relievers THERAPEUTIC FOCUS

15 Biologics—A Growing Share of Medicines 2002 11% $46 Bn 2017 Estimate 19-20% $221 Bn Biologics % share and sales values • Biologics growth driven by monoclonal antibodies (MAbs) and insulin • Emergence of biosimilars and non-original biologics (NOBs) have emerged, taking a small of the total market • Strong increase biologic drug manufacturing in Asia IMS, “The Global Use of Medicines,” November 2013, IMS Health Report

16 New Biologics Face Increasing Challenges…. Trends  Long-acting/depot injections  Smaller batch sizes  Technical constraints • Sensitivities • High concentration • Viscosity • Delivery route  Increasingly competitive Implications  New ways to deliver medicine  New manufacturing approach • Flexibility • Time to Market • Total Cost of Ownership (TCO) focused  Ultra-clean components needed  Brand differentiation critical West Solutions  Ready-to-use container and components  RABS systems and RTP bags  CZ and Self-injection technologies

17 High-Value Product Sales, Margin Growth Pharmaceutical Packaging Systems 2009-2013 compound annual sales growth rates (excludes currency) = circles reflect relative size of 2013 sales Disposable Components High-Value Pharma Packaging Standard Pharma Packaging Category Gross Margin % 70% 35% 5 -Y ear C A G R -5% 5% 20% Average 2013 GM 36.3% 5-Yr CAGR 6.7% 10% 15% 0%

18 Proprietary Product Sales, Margin Growth Pharmaceutical Delivery Systems 2009-2013 compound annual sales growth rates (excludes currency) Contract Manufacturing Category Gross Margin % 5 -Y ear C A G R 20% 50% Proprietary Average 2013 GM 19.6% 5-Yr CAGR 5.0% = circles reflect relative size of 2013 sales -10% 5% 30% 0%

19 Packaging Systems Delivery Systems  Build on Delivery Systems capabilities and proprietary products:  Daikyo Crystal Zenith  Safety and administration aids  Self-dosing devices/combination products Our Growth Initiatives 2015-2019  High-value products: modest unit growth, increasing ASP* and margin  Geographic expansion: China, India sourcing and end-markets  Optimize global operating efficiency *Average Selling Price

Strategic Focus:
Integrating Primary Container and Device

West
By your side
for a healthier world™

Value to West

Components

- Syringe plungers
- Needle shield
- CZ vial or container
- Molded components

Elements of the Delivery System

- CZ syringe + other auto-injector
- ConfiDose® + glass
- SmartDose® + glass
- éris™ & NovaGuard™ safety + glass
- Molded systems

Integrated Delivery Systems

- SmartDose® + CZ cartridge
- ConfiDose® + CZ
- éris™ & NovaGuard™ + CZ
- Novel systems
- Co-development

Level of Customer Engagement

20

21 Progress on New Proprietary Products  SmartDose Electronic Wearable Injector • First-in-human trials • Shipments of product for customer human studies • Development and supply agreements for 4 of the top 10 Biopharma companies  Daikyo Crystal Zenith Vials and Syringes • Over 30 products approved in JP, NA, EU • At least 6 customers’ formal stability trials underway • In various stages of testing with more than 100 new and existing drugs We Are Delivering on Our Strategies— Commercial Progress

22 Geographic Expansion  Completed India metals facility • Production initiated - 7/14  Initiated Waterford, Ireland expansion • Phase 1 construction commencing - Q1/15  Expanded Kinston site to include high-value processing for components • Dual sourcing/risk mitigation - 8/14 We Are Delivering on Our Strategies— Geographic Expansion

23 2015 and Long-term Outlook  Expect 2015 sales growth to be in the 5% to 8% range, ex-currency • Currency is expected to be a significant 2015 headwind • On an annual basis, a $0.01 cent decline in EUR/USD exchange rate yields approximately $0.01 lower EPS  No expected changes in fundamental growth strategies and drivers • Growth in high-value components • Geographic expansion • Efficiency in operations • Commercialize proprietary device products  Expect “Zero defect” goal to enhance HVP opportunity, capacity needs • Increasing annual capex estimate to $150 million to $175 million  2019 revenue goal is in the range of $2.1 billion to $2.3 billion • In line with prior long-term expectations  2019 profit margin goal: Operating profit margin in the 19% range

24  Key partner to pharmaceutical, biotech, and medical device customers  “Sticky” core business – significant barriers to entry  Strong competitive position • Diversified customer base • Maturing proprietary technology pipeline • Global footprint with strong position in fast growing Asian markets  Market drivers support business model  High-value products driving margins for future growth  Financial strength to invest • Strong balance sheet and operating cash flow Take-Away Messages

25 West Pharmaceutical Services, Inc.